UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 24, 2012

Wells Real Estate Fund XIV, L.P.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-50647	01-0748981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 449-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
The information required by Item 1.01 is included in Item 2.01 below and is incorporated by reference herein.

Item 2.01.    Completion of Acquisition or Disposition of Assets

Disposition of the 3675 Kennesaw Building

On February 24, 2012, Wells Real Estate Fund XIV, L.P. (the “Registrant”) sold a single-story distribution warehouse containing approximately 43,000 rentable square feet located in Kennesaw, Georgia (the “3675 Kennesaw Building”) to Parallax Digital Studios, Inc., an unaffiliated third party, for a gross sales price of $2,400,000, excluding closing costs. The Registrant owned 100% of the 3675 Kennesaw Building.

As a result of the sale, the Registrant received net sale proceeds of approximately $2,254,000. In the fourth quarter of 2010, the Registrant recognized an impairment loss on the 3675 Kennesaw Building of approximately $854,000 to reduce the carrying value of the property to its estimated fair value as of December 31, 2010. The Registrant recognized a gain on sale of approximately $355,000. The gain on sale may be adjusted should additional information become available in subsequent periods.

On December 29, 2010, World Electric Supply, the sole tenant of the 3675 Kennesaw Building, filed suit in the Superior Court of Fulton County, Georgia, against the lessor entity, Wells Fund XIV-3675 Kennesaw 75 Parkway, LLC, a Georgia limited liability company wholly owned by the Registrant. The lawsuit sought a judicial declaration regarding the effectiveness of World Electric Supply's attempt to exercise its lease termination option in 2010 and asked the Court to declare that the lease was effectively terminated as of November 30, 2010. Wells Fund XIV-3675 Kennesaw 75 Parkway, LLC asserted a counterclaim in the lawsuit to recover from World Electric Supply all rental payments, service charges, and attorneys' fees that accrue through the end of the lease term based upon the failure of World Electric Supply to properly exercise its termination option under the lease. In connection with the disposition, World Electric Supply reached a settlement agreement with the Registrant whereby World Electric Supply paid the Registrant $525,000. Effective February 24, 2012, the settlement became final, the lease was terminated, and the litigation will be dismissed with prejudice.

Item 9.01.    Financial Statements and Exhibits

(b)
Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1
Pro Forma Balance Sheet as of September 30, 2011	F-2
Pro Forma Statement of Operations for the nine months ended September 30, 2011	F-3
Pro Forma Statement of Operations for the year ended December 31, 2010	F-5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIV, L.P. (Registrant)

By:	WELLS CAPITAL, INC. General Partner

By:	/s/ Douglas P. Williams Douglas P. Williams Senior Vice President

Date: February 29, 2012

WELLS REAL ESTATE FUND XIV, L.P.
(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED
PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIV, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2010, and in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2011.

The following unaudited pro forma balance sheet as of September 30, 2011 has been prepared to give effect to the February 24, 2012 sale of the 3675 Kennesaw Building by the Registrant, as if the disposition and distribution of net sale proceeds therefrom had occurred on September 30, 2011. The Registrant owned 100% of the 3675 Kennesaw Building.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2011 and the year ended December 31, 2010 have been prepared to give effect to the sales of 150 Apollo Drive and the 3675 Kennesaw Building as if the dispositions had occurred on January 1, 2010. The Registrant owned 100% of 150 Apollo Drive, which was sold on July 21, 2011.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the disposition of 150 Apollo Drive and the 3675 Kennesaw Building had been consummated as of January 1, 2010. Specifically, the accompanying pro forma statements of operations do not include the Registrant's nonrecurring gain or loss on sales that would have been recognized if the aforementioned property sales had occurred on January 1, 2010.

WELLS REAL ESTATE FUND XIV, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2011
(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
Assets:
Real estate, at cost:
Land	$557,401	$(557,401)	(b)	$—
Building and improvements, less accumulated depreciation	1,303,920	(1,303,920)	(c)	—
Intangible lease assets, less accumulated amortization	44,538	(44,538)	(d)	—
Total real estate assets	1,905,859	(1,905,859)		—

Investment in joint venture	4,259,782	—		4,259,782
Cash and cash equivalents	10,253,408	2,253,956	(e)	12,507,364
Tenant receivables, net	4,502	—		4,502
Due from joint venture	171,537	—		171,537
Other assets	83,934	—		83,934
Deferred leasing costs, less accumulated amortization	1,671	(1,671)	(f)	—
Intangible lease origination costs, less accumulated amortization	34,049	(34,049)	(g)	—
Total assets	$16,714,742	$312,377		$17,027,119

Liabilities and Partners' Capital:
Liabilities:
Accounts payable, accrued expenses, and refundable security deposits	$109,157	$—		$109,157
Deferred income	1,934	—		1,934
Due to affiliates	8,372	—		8,372
Total liabilities	119,463	—		119,463

Commitments and Contingencies

Partners' capital:
Limited partners:
Class A - 2,648,615 units issued and outstanding	15,700,585	—		15,700,585
Class B - 825,508 units issued and outstanding	893,967	312,377	(h)	1,206,344
General partners	727	—		727
Total partners' capital	16,595,279	312,377		16,907,656
Total liabilities and partners' capital	$16,714,742	$312,377		$17,027,119

(a)
Historical financial information is presented in accordance with U.S. generally accepted accounting principles (“GAAP”) and has been obtained from the Registrant's quarterly report on Form 10-Q for the period ended September 30, 2011.

(b)	Reflects the cost of the land of the 3675 Kennesaw Building.

(c)	Reflects the GAAP basis of the building and improvements of the 3675 Kennesaw Building as of September 30, 2011.

(d)	Reflects the unamortized intangible lease assets of the 3675 Kennesaw Building as of September 30, 2011.

(e)	Reflects the Registrant's net proceeds resulting from the sale of the 3675 Kennesaw Building.

(f)	Reflects the unamortized deferred leasing costs of the 3675 Kennesaw Building as of September 30, 2011.

(g)	Reflects the unamortized intangible lease origination costs of the 3675 Kennesaw Building as of September 30, 2011.

(h)
Reflects the Registrant's pro forma gain from the sale of the 3675 Kennesaw Building as of September 30, 2011. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant's partnership agreement.

WELLS REAL ESTATE FUND XIV, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011
(Unaudited)

		Pro Forma Adjustments
	Historical(a)	150 Apollo Drive	3675 Kennesaw Building		Pro Forma Total
Revenues:
Rental income	$213,516	$—	$(213,516)	(b)	$—
Tenant reimbursements	90,684	—	(90,684)		—
Interest and other income	4,385	—	—		4,385
Total revenues	308,585	—	(304,200)		4,385
Expenses:
Property operating costs	73,841	—	(73,841)		—
Depreciation	28,553	—	(28,553)	(c)	—
Amortization	50,891	—	(50,891)	(d)	—
Bad debt expense	379,563	—	(379,563)		—
General and administrative	204,034	(1,848)	(93,109)		109,077
Total expenses	736,882	(1,848)	(625,957)		109,077

Equity in Income of Joint Venture	273,794	—	—		273,794
Net Income (Loss) from Continuing Operations	(154,503)	1,848	321,757		169,102

Discontinued Operations:
Operating income (loss)	227,224	(227,224)	—		—
Gain on sale of real estate assets	985,565	(985,565)	—		—
Income (Loss) from Discontinued Operations	1,212,789	(1,212,789)	—		—
Net Income (Loss)	$1,058,286	$(1,210,941)	$321,757		$169,102

Net Income (Loss) Allocated to:
Cash Preferred Limited Partners:
Income (loss) from continuing operations	$(75,520)	$1,829	$296,816		$223,125
Income (loss) from discontinued operations	239,112	(239,112)	—		—
Net income (loss) allocated to Cash Preferred limited partners	$163,592	$(237,283)	$296,816		$223,125

Tax Preferred Limited Partners:
Loss from continuing operations	$(77,438)	$—	$21,724		$(55,714)
Income from discontinued operations	971,405	(971,405)	—		—
Net income allocated to Tax Preferred limited partners	$893,967	$(971,405)	$21,724		$(55,714)

General Partners:
Income (loss) from continuing operations	$(1,545)	$19	$3,217		$1,691
Income (loss) from discontinued operations	2,272	(2,272)	—		—
Net income (loss) allocated to General Partners	$727	$(2,253)	$3,217		$1,691

Net Income (Loss) per Weighted-Average Limited Partner Unit:
Cash Preferred:
Income (loss) from continuing operations	$(0.03)	$—	$0.11		$0.08
Income (loss) from discontinued operations	0.09	(0.09)	—		—
Net income (loss) per Cash Preferred limited partner unit	$0.06	$(0.09)	$0.11		$0.08

Tax Preferred:
Loss from continuing operations	$(0.09)	$—	$0.03		$(0.06)
Income from discontinued operations	1.18	(1.18)	—		—
Net income per Tax Preferred limited partner unit	$1.09	$(1.18)	$0.03		$(0.06)

Weighted-Average Limited Partner Units Outstanding:
Cash Preferred	2,648,615				2,648,615
Tax Preferred	825,508				825,508

(a)	Historical financial information has been obtained from the Registrant's quarterly report on Form 10-Q for the nine months ended September 30, 2011.

(b)	Rental income for the 3675 Kennesaw Building is recognized on a straight-line basis.

(c)
Depreciation expense for the 3675 Kennesaw Building is recognized on a straight-line basis over a 40-year life for building assets, and lives ranging from 5-25 years for building improvements, and the shorter of lease term or economic life for tenant improvement assets.

(d)	Amortization expense for the 3675 Kennesaw Building is recognized on a straight-line basis over the terms of the respective lease.

WELLS REAL ESTATE FUND XIV, L.P.
(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
(Unaudited)

		Pro Forma Adjustments
	Historical(a)	150 Apollo Drive		3675 Kennesaw Building		Pro Forma Total
Revenues:
Rental income	$941,102	$(673,777)	(b)	$(267,325)	(b)	$—
Tenant reimbursements	277,816	(168,668)		(109,148)		—
Interest and other income	52			—		52
Total revenues	1,218,970	(842,445)		(376,473)		52
Expenses:
Property operating costs	318,199	(243,164)		(75,035)		—
Management and leasing fees:
Related-party	19,480	(1,030)	(c)	(18,450)	(c)	—
Other	24,275	(24,275)	(c)	—		—
Depreciation	313,951	(251,489)	(d)	(62,462)	(d)	—
Amortization	415,616	(348,789)	(e)	(66,827)	(e)	—
Impairment loss	3,314,032	(2,460,341)		(853,691)		—
General and administrative	233,278	(29,888)		(38,252)		165,138
Total expenses	4,638,831	(3,358,976)		(1,114,717)		165,138

Equity in Income of Joint Venture	443,334	—		—		443,334
Net Income (Loss)	$(2,976,527)	$2,516,531		$738,244		$278,248

Net Income (Loss) Allocated to:
Cash Preferred Limited Partners	$(2,974,464)	$2,515,430		$730,594		$271,560
Tax Preferred Limited Partners	$—	$—		$—		$—
General Partners	$(2,063)	$1,101		$7,650		$6,688

Net Income (Loss) per Weighted-Average Limited Partner Unit:
Cash Preferred	$(1.12)	$0.95		$0.27		$0.10
Tax Preferred	$—	$—		$—		$—

Weighted-Average Limited Partner Units Outstanding:
Cash Preferred	2,648,615					2,648,615
Tax Preferred	825,508					825,508

(a)	Historical financial information has been obtained from the Registrant's annual report on Form 10-K for the year ended December 31, 2010.

(b)	Rental income for the 150 Apollo Drive property and 3675 Kennesaw Building is recognized on a straight-line basis.

(c)	Management and leasing fees for the 150 Apollo Drive property and 3675 Kennesaw Building are generally calculated at 4.5% of rental income and tenant reimbursement upon the collection thereof.

(d)
Depreciation expense for the 150 Apollo Drive property and 3675 Kennesaw Building is recognized on a straight-line basis over a 40-year life for building assets, and lives ranging from 5-25 years for building improvements, and the shorter of lease term or economic life for tenant improvement assets.

(e)
Amortization expense for the 150 Apollo Drive property and 3675 Kennesaw Building is recognized on a straight-line basis over the terms of the respective leases to which the corresponding intangible lease assets and deferred leasing costs relate.

F-4